SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                             February 1, 2002
                             ----------------
             Date of Report (Date of earliest event reported)

                      Encore Environmental Solutions, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                     4595                    94-3350435
        ------                  ----------                 ----------
   (State or other             (Commission               I.R.S.Employer
   jurisdiction                 File Number)            Identification No.
   of incorporation)

                               932 Heykoop Drive
                              Morristown, TN 37814
                              --------------------
              (Address of principal executive offices and Zip Code)

                                (423) 587-7383
                                --------------
               Registrant's telephone number, including area code


                              Oiram Incorporated
                   7011 S. Brookshire Ct. Spokane, WA 99223
                   ----------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

A change in control of the registrant occurred on February 1, 2002. As reported in Item 2, below, on that date, the registrant acquired all of the assets, including the related technology and equipment, of Urban Resource Technologies, Inc., a Nevada corporation ("Urban"), and related assets from Mr. Gary Von Oesen, in exchange for 18,150,000 shares of its authorized but previously unissued common stock (the ?Acquisition?).

Concurrent with the completion of the Acquisition, the number of previously issued and outstanding shares of the registrant was reduced from 5,000,000 to 442,350 shares, as a result of an agreement by the principal shareholders of the registrant to surrender a total of 4,557,650 shares for cancellation.

In addition, the Company further agreed, as part of the Acquisition, to issue a total of 842,350 shares to other non-affiliated parties, as consideration for services related to negotiation and completion of the Acquisition.

Immediately following issuance of the new shares related to the Acquisition and the cancellation of certain of the previously issued and outstanding shares, the registrant had 19,434,700 shares issued and outstanding of which 18,150,000, or 93%, were held by the persons who had previously been the shareholders and/or affiliates of Urban, including Mr. Gary Von Oesen.

The following table sets forth, as of the date of this report on Form 8-K, the number of shares owned of record and beneficially by each person who holds 5% or more of the issued and outstanding stock of the registrant:

                               NUMBER OF
NAME                              SHARES              PERCENTAGE
----                           ----------             ----------
Gary Von Oesen                 16,000,000                82.3%

In conjunction with the change in control, all existing officers and directors of the registrant resigned and new officers and directors were appointed. The new sole officer and director of the registrant is:

NAME                            POSITION
----                            --------
Gary Von Oesen                  Chief Executive Officer
                                President & Director

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On February 1, 2002, in accordance with the terms of an Acquisition Agreement and Plan of Reorganization dated September 10, 2001, the Company acquired all of the assets, business plans, strategies, and strategic business relationships, including the intellectual property, equipment, and marketing agreements of Urban Resource Technologies, Inc., a Nevada corporation ("Urban") and Mr. Gary Von Oesen, in a transaction intended to qualify as a tax free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986. In the Acquisition, the Company issued 18,150,000 shares of its common stock to the former shareholders and/or affiliates of Urban, including Mr. Von Oesen, and agreed to issue a total of 842,350 shares to various non-affiliated parties as compensation for services related to negotiation and completion of the transaction.

As a condition completion of the transaction, the registrant changed its name to Encore Environmental Solutions, Inc. (?Encore?).

(b) Urban was primarily engaged in the conversion of a wide variety of waste products into new, usable products and into valuable electrical and thermal energy. Encore will continue in that business following the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Item 7(a).  Financial statements of businesses acquired.

Financial statements for Urban for its most recent year end are in the process of being prepared at present and thus it is not practical to incorporate them into this Form 8-K at this time. These and such other interim financial statements as of a date within 135 days of the date of this report on Form 8-K will be filed by the registrant as soon as practicable, but in any event not later than 60 days after the due date of this Form 8-K reporting the Acquisition.

Item 7(b).  Pro forma financial information

It is impractical to provide the required pro forma financial information for the transaction described in Item 2, above, as of the date of this report on Form 8-K. Such pro forma financial information will be filed by the registrant as soon as practicable, but in any event not later than 60 days after the due date of this Form 8-K reporting the Acquisition.

Item 7(c).  The following Exhibits are filed as part of this report:

Exhibit 10.1 - Acquisition Agreement and Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ENVIRONMENTAL SOLUTIONS, INC.

/s/ Gary Von Oesen
------------------
    Gary Von Oesen, President

Date:  February 4, 2002


EXHIBIT 10.1 - ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION

         ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION

This Acquisition Agreement (?Agreement?), effective as of September 10, 2001, is made by and between Oiram, Inc., a Nevada corporation (?OIRAM? or ?BUYER?), the acquiring entity, on the one hand, and Urban Resource Technologies, Inc., a Nevada corporation (?URBAN?), the shareholders of URBAN (the URBAN OWNERS?), and Gary Von Oesen, an individual (?VONOESEN?), on the other hand.

Recitals

WHEREAS, URBAN and VONOESEN have developed and acquired certain assets, business plans, strategies, and strategic business relationships, including but not limited to Intellectual Property, Marketing Agreements, and Business Relationships known as Urban Resource (the ?Urban Business Plan?); and

WHEREAS, VONOESEN owns certain plant and equipment (the ?Urban Plant?) associated with the Urban Business Plan and URBAN owns the management contract for operating the Urban Plant (the ?Urban Management Contract?); and,

WHEREAS, URBAN and VONOESEN desire to have URBAN and the Urban Plant jointly acquired by a U.S.-based company that is established as a public reporting company with the United States Securities and Exchange Commission (?SEC?) in a transaction whereby the URBAN OWNERS and VONOESEN establish a controlling interest in the acquiring company (the ?Acquisition?); and,

WHEREAS, OIRAM is a U.S. based company that has established itself as a reporting company with the SEC and is desirous of entering into such an Acquisition in order to pursue the Urban Business Plan thus far established; and,

WHEREAS, the parties hereto desire to make certain representations, warranties, covenants, and agreements in connection with the Acquisition and also to prescribed conditions to the Acquisition.

Agreement

NOW, WHEREFORE, in consideration of the representations, warranties, agreements, and mutual covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows.

1. EXCHANGE OF STOCK.

1.1 Number of Shares. The URBAN OWNERS and VONOESEN agree to transfer and assign to OIRAM at the Closing (defined below) all the URBAN common shares and the Urban Plant in exchange for the number of common stock of OIRAM (the ?OIRAM Shares?), $0.001 par value, as shown against his name in Exhibit A. The aggregate number of OIRAM Shares to be issued to URBAN OWNERS and VONOESEN shall be 18,150,000 OIRAM Shares, $0.001 par value, as provided in paragraph 1.5 below.

1.2 Exchange of Certificates and Assets. Each and every holder of an outstanding certificate or certificates theretofore representing shares of URBAN common stock shall surrender such certificate(s) for cancellation to OIRAM, and shall receive in exchange a certificate or certificates representing the number of full shares of OIRAM Shares into which the shares of URBAN common stock represented by the certificate or certificates so surrendered shall have been converted. The transfer of URBAN shares by the URBAN OWNERS shall be effected by the delivery to OIRAM at the Closing of certificates representing the transferred shares endorsed in blank or accompanied by stock powers executed in blank. The URBAN Shares transferred herein shall represent all the issued and outstanding shares of URBAN, including all warrants, options, stock rights and all other securities of URBAN owned by each and every URBAN OWNER, if any. VONOESEN shall provide proof of transfer and assignment of all assets comprising the Urban Plant and shall receive in exchange a certificate or certificates representing the number of full shares of OIRAM Shares for which the Urban Plant assets shall be exchanged. The Urban Plant assets to be transferred and assigned to OIRAM, including any and all encumbrances on such assets, are listed in Exhibit B. The transfer of the Urban Plant assets by the VONOESEN shall be affected by the delivery to OIRAM at the Closing of a signed statement of the transfer and assignment of the Urban Plant assets to OIRAM.

1.3 Fractional Shares. N/A.

1.4 Further Assurances. At the Closing and from time to time thereafter, URBAN, the URBAN OWNERS, and VONOESEN shall execute such additional instruments and take such other action as may be required to sell, transfer, and/or assign the transferred URBAN common shares and Urban Plant assets to OIRAM and to confirm OIRAM's title thereto.

1.5 Securities Exchanged. The securities of URBAN owned by each URBAN OWNER, and the relative securities of OIRAM for which they will be exchanged, and the number of OIRAM shares to be exchanged for the Urban Plant assets are set forth in Exhibit A.

1.6 Shares Cancelled/Shares Issued. All but 442,350 shares, in aggregate, of the total OIRAM common shares held by the current shareholder of OIRAM shall be cancelled at the Closing. Further, at the Closing, and 842,350 OIRAM shares, in aggregate, shall be issued to Raymond F. Foster and Laura J. Wilson, William Flannigan, and James McQuirter per the terms of agreements in furtherance of this transaction.

1.7 Securities Outstanding After Closing. Immediately following the Closing, there will be issued and outstanding in OIRAM 19,434,700 common shares, par value $0.001. The respective shareholdings of the officers, directors, those shareholders each holding more than 5% of the total issued and paid-up share capital of OIRAM, and the key management employees of OIRAM at Closing will be as set out in Exhibit J.

2. EXCHANGE OF OTHER SECURITIES.

2.1 Save in respect of the transfer and assignment of all the URBAN shares and the Urban Plant assets, there are no outstanding shares, warrants, options, stock rights, or other securities of URBAN or VONOESEN that are required or subject to exchange under Sections 1.1 and 1.5 in order to transfer said assets to OIRAM.

3. CLOSING.

3.1 The closing contemplated herein (?Closing? or ?Close?) shall be held on such date falling on or before September 28, 2001 as the parties may agree at the offices of VONOESEN, unless another place or time is agreed upon in writing by the parties without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. The date of Closing may be accelerated or extended by agreement of the parties.

3.2 Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

3.3 The Acquisition. Subject to the terms and conditions of this Agreement, upon the Closing, URBAN and the Urban Plant shall be acquired by and become wholly-owned by OIRAM in accordance with the General Corporate Law of the State of Nevada.

3.4 Filings. Upon the Closing, OIRAM will file, or caused to be filed all filings or recordings required by Nevada Law in connection with the Acquisition with the Secretary of State of Nevada, filings and recordings shall be in the form required by and executed in accordance with the applicable provisions of Nevada Law. The Acquisition shall become effective at the time notices, if any, are duly filed with the Secretary of State of Nevada or at such later time as may be designated.

3.5 Directors. From and after the Closing, until successors are duly elected or appointed and qualified in accordance with applicable law, VONOESEN shall be the sole director of OIRAM.

3.6 Assignment of URBAN Management Contract / Dissolution of URBAN. Upon Closing, the Urban Plant management contract owned by URBAN shall be transferred to OIRAM and URBAN shall be dissolved.

3.7 No Roll-Back of Shares.  From and after Closing, OIRAM shall not roll-
back or reverse-split its   shares for a period two years without the
approval of shareholders representing 100% of the then issued and outstanding shares.

4. UNEXCHANGED CERTIFICATES.

   N/A.

5. REPRESENTATIONS AND WARRANTIES OF URBAN.

   URBAN represents and warrants the following:


5.1 Corporate Status. URBAN is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada and is licensed or qualified as a foreign corporation in all jurisdictions in which it carries on business and in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.
5.2 Capitalization. The authorized and issued capital stock of URBAN consists of 16,800,000 shares of common stock, all duly authorized, validly issued, fully paid and non-assessable. URBAN has not issued or granted, or agreed to issue or grant, any warrants, options, stock rights or other securities.

5.3 Subsidiaries. URBAN holds interest in no subsidiaries.

5.4 Financial Statements. URBAN has no liabilities or assets of any kind other than those listed on Exhibit B. URBAN will deliver to OIRAM, within 30 days following the Closing, any and all audited financial statements, for the period from inception through Closing, that may be needed to carry out the intentions of this Agreement.

5.5 Undisclosed Liabilities. URBAN has no liabilities of any nature, except to the extent indicated on Exhibit B, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due.

5.6 Litigation. There is no litigation or proceeding pending, or to URBAN's knowledge threatened, against or relating to URBAN, its properties or business.

5.7 Contracts. URBAN is not a party to any material contracts other than those listed on Exhibit B.

5.8 No Violation. Execution of this Agreement and performance by URBAN hereunder will have been duly authorized by all requisite corporate action on the part of URBAN and this Agreement constitutes a valid and binding obligation of URBAN, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of URBAN is subject or by which URBAN is bound.

5.9 Taxes. URBAN has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. URBAN has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on Exhibit B.

5.10 Corporate Authority. URBAN has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance hereunder.

5.11 Access to Records. From the date of this Agreement to the Closing, URBAN will, subject to the obligation of OIRAM in paragraph 7.15 below, (1) give to OIRAM and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that OIRAM may inspect and audit them and (2) furnish such information concerning URBAN's properties and affairs as OIRAM may reasonably request.

5.12 Confidentiality. Until the Closing (and permanently if there is no Closing), URBAN and the URBAN Shareholder(s) will keep confidential any information that they obtain from OIRAM concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, URBAN and the URBAN Shareholders will return to OIRAM all written matter with respect to OIRAM obtained by them in connection with the negotiation or consummation of this Agreement.

5A. REPRESENTATIONS AND WARRANTIES OF VONOESEN.

5A.1 Ownership. The Urban Plant assets are wholly owned by VONOESEN and no previous owners, employees, creditors, or other persons or parties have a claim of right to the Urban Plant assets aside from the ownership represented herein by VONOESEN. VONOESEN has good and marketable title to all the Urban Plant properties and assets, real and personal, tangible and intangible, as listed on Exhibit C, and the Urban Plant properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown on Exhibit C, with respect to which no default exists.

5A.2 Capitalization. N/A.

5A.3 Subsidiaries. N/A.

5A.4 Appraisals. Independent Appraisals of the Urban Plant assets are shown on Exhibit K.

5A.5 Undisclosed Liabilities. The Urban Plant assets have no attached liabilities of any nature, except to the extent indicated on Exhibit C, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due.

5A.6 Litigation. There is no litigation or proceeding pending, or to VONOESEN's knowledge threatened, against or relating to the Urban Plant assets.

5A.7 Contracts. The Urban Plant assets are not party to or subject to, nor include, any material contracts other than those listed on Exhibit C.

5A.8 No Violation. Execution of this Agreement and performance by VONOESEN hereunder will have been duly authorized by all requisite corporate and/or individual action on the part of VONOESEN and this Agreement constitutes a valid and binding obligation of VONOESEN and the Urban Plant assets, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of VONOESEN and/or the Urban Plant assets is subject or by which VONOESEN and/or the Urban Plant is bound.

5A.9 Taxes. VONOESEN has filed in correct form all federal, state, and other tax returns of every nature required to be filed with respect to the Urban Plant assets and has paid all taxes as shown on such returns and all assessments, fees and charges received to the extent that such taxes, assessments, fees and charges have become due. VONOESEN has also paid all taxes with respect to the Urban Plant assets that do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they are reflected in Exhibit C.
5A.10 Authority. VONOESEN has full power and authority to enter into this Agreement with respect to the Urban Plant assets and to carry out the obligations hereunder.

5A.11 Access to Records. From the date of this Agreement to the Closing, VONOESEN will, subject to the obligation of OIRAM in paragraph 7.15 below,
(1) give to OIRAM and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other documents and properties so that OIRAM may inspect and audit them and (2) furnish such information concerning Urban Plant's properties and affairs as OIRAM may reasonably request.

5A.12 Confidentiality. Until the Closing (and permanently if there is no Closing), VONOESEN will keep confidential any information obtained from OIRAM concerning its properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, VONOESEN and his representatives will return to OIRAM all written matter with respect to OIRAM obtained by them in connection with the negotiation or consummation of this Agreement.

6. REPRESENTATIONS AND WARRANTIES OF URBAN OWNERS.

URBAN OWNERS represent and warrant as follows:

6.1 Title to Shares. Each URBAN OWNER is the owner, free and clear of any liens and encumbrances, of the number of URBAN shares that are listed in Exhibit A and which he has contracted to exchange and which together represent all the issued and outstanding shares of URBAN.

6.2 Litigation. There is no litigation or proceeding pending, or to the URBAN OWNER's knowledge threatened, against or relating to shares of URBAN held by the URBAN OWNER.

6.3 No Approval. Each URBAN OWNER understands that the shares to be received from OIRAM have not been approved or disapproved by the SEC or any state securities agencies.

6.4 Investment Intent. Each URBAN OWNER is acquiring the OIRAM common shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of the Securities Act, the Exchange Act, or any other applicable state securities acts.

6.5 Speculative Nature. Each URBAN OWNER understands the speculative nature and risks associated with OIRAM and confirm that OIRAM Shares are suitable and consistent with his or her investment program and that his or her financial position enables him or her to bear the risks of this investment and that there may not be any public market for OIRAM Shares.

 6.6 Information. Each URBAN OWNER has been provided with all the information requested of OIRAM and with all information needed by them to make an informed decision with respect to the OIRAM Common Shares.

6.7 Accredited Investor / Subscription Agreement. Each URBAN OWNER is an Accredited Investor as defined by regulations of the Securities Act and as outlined in the attached Subscription Document and each URBAN OWNER has, or will have, signed by Closing the Subscription Agreement attached hereto as Exhibit E.
 .
7.   REPRESENTATIONS AND WARRANTIES OF OIRAM.

OIRAM represents and warrants as follows:

7.1 Corporate Status. OIRAM is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

7.2 Capitalization. The authorized capital stock of OIRAM consists of 75,000,000 shares of common stock, $0.001 par value per share, of which 5,000,000 shares are issued and outstanding, all fully paid and non-assessable.

7.3 Subsidiaries. OIRAM has no subsidiaries.

7.4 Public Company. OIRAM filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, a registration statement on Form 10-SB and received clearance from the SEC on its FORM 10SB during March, 2000, voluntarily registering as a publicly reporting company.

7.5 Public Filings. OIRAM has timely filed all reports required to be filed by it under Section 13 of the Securities Exchange Act of 1934.

7.6 Financial Statements. The audited financial statements of OIRAM as of December 31, 2000, or such other period as are acceptable to URBAN and VONOESEN ("OIRAM's Financial Statements") and furnished to same are correct and fairly present the financial condition of OIRAM as of the dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied.

7.7 Undisclosed Liabilities. OIRAM had no liabilities of any nature except to the extent reflected or reserved against in OIRAM's Financial Statements, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities and interest due or to become due, and OIRAM's accounts receivable, if any, are collectible in accordance with the terms of such accounts, except to the extent of the reserve therefore in OIRAM's Financial Statements.

7.8 Absence of Material Changes. Between the date of OIRAM's Financial Statements and the date of Closing, there have not been, except as set forth in a list certified by the president of OIRAM and delivered to OWNERS, (1) any changes in OIRAM's financial condition, assets, liabilities, or business which, in the aggregate, have been materially adverse; (2) any damage, destruction, or loss of or to OIRAM's property, whether or not covered by insurance; (3) any declaration or payment of any dividend or other distribution in respect of OIRAM's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any such stock; (4) any increase paid or agreed to in the compensation, retirement benefits, or other commitments to employees; or (5) any other changes which may have a material adverse effect on OIRAM?s financial position, condition, business or operations.

7.9 Litigation. There is no litigation or proceeding pending, or to OIRAM's knowledge threatened, against or relating to OIRAM, its properties or business, except as set forth in a list certified by the president of OIRAM and delivered to URBAN and VONOESEN.

7.10 Contracts. OIRAM is not a party to any material contract other than those listed on Exhibit F attached hereto.

7.11 No Violation. Execution of this Agreement and performance by OIRAM hereunder has been, or will be by Closing, duly authorized by all requisite corporate action on the part of OIRAM, and this Agreement constitutes a valid and binding obligation of OIRAM, performance hereunder will not violate any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of OIRAM is subject or by which OIRAM is bound.

7.12 Taxes. OIRAM has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. OIRAM has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of OIRAM and are reflected in the financial statements furnished hereto. There is no action, suit, proceeding, investigation, audit or claim now proposed or pending against or threatened, with respect to OIRAM in respect of any tax obligation, there are no liens for taxes upon the assets of OIRAM and OIRAM has not requested any extension of time within which to file any return.

7.13 Title to Property. OIRAM has good and marketable title to all properties and assets, real and personal, reflected in OIRAM's Financial Statements, except as since sold or otherwise disposed of in the ordinary course of business, and OIRAM's properties and assets are subject to no mortgage, pledge, lien, or encumbrance, except for liens shown therein, with respect to which no default exists. The properties and assets of OIRAM described in OIRAM?s Financial Statements are the only properties or assets required for OIRAM to carry on its business, as such business has been represented to URBAN and VONOESEN.

7.14 Corporate Authority. OIRAM has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance thereunder.

7.15 Confidentiality. Until the Closing (and permanently if there is no Closing), OIRAM and its representatives will keep confidential any information, except that information needed to be filed in 14A filings with the SEC, if any, they obtain from URBAN and VONOESEN concerning their properties, assets, and business. If the transactions contemplated by this Agreement are not consummated, OIRAM will return to URBAN and VONOESEN all written matter with respect to URBAN and the Urban Plant obtained by it in connection with the negotiation or consummation of this Agreement.

7.16 Investment Intent. OIRAM is acquiring the URBAN shares and the Urban Plant assets to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof, and OIRAM has no commitment or present intention to sell these assets.

7.17 No Approval and Access to Information. OIRAM understands that the sale of the shares and assets to be received from URBAN OWNERS and VONOESEN have not been registered with or reviewed and approved or disapproved by the SEC or any state securities agencies, and no federal or state securities law administrator has reviewed or approved any disclosure or other material. Buyer has been provided with and reviewed all information concerning URBAN and the Urban Plant assets as it has deemed necessary or appropriate as a prudent and knowledgeable investor to enable it to make an informed investment decision concerning the shares and assets.

7.18 Suppliers and Customers. Save as disclosed in Exhibit F, there are no suppliers or customers that are material to the business of OIRAM and the Acquisition will not affect the relationship of OIRAM with any supplier or customer.

7.19 Insurance. Exhibit G sets forth a list of all insurance policies held by or on behalf of OIRAM. Such policies are valid and binding in accordance with their terms, are in full force and effect, and insure against risks and liabilities to an extent and in a manner customary in the industry in which OIRAM operates. All premiums have been paid in full. OIRAM has not received any notice from any of its insurance carriers that any insurance premiums will be materially increased in the future or that any insurance coverage listed in Exhibit G will not be available in the future on substantially the same terms as now in effect.

7.20 Key Management Employees. Exhibit H sets forth (a) the name and total compensation of each key management employee of the OIRAM and (b) the name and total compensation of each other employee, consultant, agent or other representative of OIRAM. Save as disclosed in Exhibit H, there is no accrual for, or any commitment or agreement by OIRAM to pay wage and salary and any other direct or indirect compensation increases, bonuses or pay.

7.21 Receivables. All accounts and notes receivable are reflected on OIRAM?s Financial Statements, and all accounts and notes receivable arising subsequent to the date of OIRAM?s Financial Statements: (a) have arisen in OIRAM?s ordinary course of business; and (b) subject only to a reserve for bad debts computed in a manner consistent with past practice and reasonably estimated to reflect the probable results of collection, have been collected or are collectible in OIRAM?s ordinary course of business in the aggregate recorded amounts thereof in accordance with their terms.

7.22 Intangible Property. Save as disclosed in Exhibit I, OIRAM does not own any patents, trademarks, copyrights, service marks, and trade names or has made any applications for any of the foregoing. There are no other patents, trademarks, copyrights, service marks or trade names that are material to OIRAM?s business as presently conducted or as being developed. OIRAM owns, or is licensed or otherwise has the full right to use, all patents, trademarks, trade names, service names, copyrights, technology, know-how and processes ("Intellectual Property Rights") used in or necessary for the conduct of its business and which are material thereto. The business conducted by OIRAM does not conflict with or infringe any valid Intellectual Property Rights of any third party in any way. OIRAM has not received notice and is not aware of any of its Intellectual Property Rights being infringed upon or appropriated by third parties.

8.  CONDUCT PENDING THE CLOSING.

OIRAM and URBAN and VONOESEN covenant that between the date of this Agreement and the Closing as to each of them:

8.1 No change will be made in the assets, charter documents, by-laws, or corporate or other documents of OIRAM or URBAN and the Urban Plant assets unless the party making any such change notifies the other in writing.

8.2 Neither VONOESEN and nor any URBAN OWNER will transfer, assign, hypothecate, lien, or otherwise dispose or encumber the Urban Plant assets or URBAN Shares owned by him.

8.3 Each of OIRAM, URBAN, and VONOESEN shall not (a) declare or pay any dividends or declare or make any other distributions of any kind to its shareholders, or make any direct or indirect redemption, retirement, purchase or other acquisition of any of its respective shares or assets; (b) incur any indebtedness for borrowed money; (c) reduce its cash or short-term investments or their equivalent, other than to meet cash needs arising in the ordinary course of business, consistent with past practices; (d) waive any material right under any material contract or other agreement of the type required to be disclosed; (e) make any change in its accounting methods or practices or made any change in depreciation or amortisation policies or rates adopted by it; (f) materially change any of its business policies, including, without limitation, advertising, investment, marketing, pricing, purchasing, production, personnel, sales, returns, budget or product acquisition policies; (g) make any loan or advance to any of its shareholders, officers, directors, employees, consultants, agents or other representatives, or make any other loan or advance otherwise than in the ordinary course of business; (h) except for inventory or equipment in the ordinary course of business, sell, abandon or make any other disposition of any of its properties or make any acquisition of all or any part of the properties, share capital or business of any other person; (i) pay, directly or indirectly, any of its material liabilities before the same becomes due in accordance with its terms or otherwise than in the ordinary course of business; (j) terminate or fail to renew, or receive any written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to its condition, financial or otherwise; (k) amend its Memorandum and Articles of Association (or other constitutional documents) or merge with or into or consolidate with any other person, subdivide or in any way reclassify any shares of its share capital or change or agree to change in any manner the rights of its outstanding share capital or the character of its business; or (l) engage in any other material transaction other than in the ordinary course of business.

9. CONDITIONS PRECEDENT TO OBLIGATION OF URBAN and VONOESEN.

URBAN and VONOESEN?s obligation to consummate this exchange shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing:

9.1 OIRAM's Representations and Warranties. The representations and warranties of OIRAM set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

9.2 OIRAM's Covenants. OIRAM shall have performed all covenants required to be performed by it on or before the Closing by this Agreement.

9.3 Board of Director Approval. This Agreement shall have been approved by the board of directors of OIRAM.

9.4 Regulatory Approvals. OIRAM shall have received all Federal and state regulatory approvals required of them to complete the transactions contemplated by this Agreement.

9.5 Supporting Documents of OIRAM. OIRAM shall have delivered to OWNER supporting documents in form and substance reasonably satisfactory to OWNER, to the effect that: (a) OIRAM is a corporation duly organized, validly existing, and in good standing; (b) OIRAM's authorized capital stock is as set forth herein; (c) Certified copies of the resolutions of the board of directors of OIRAM authorizing the execution of this Agreement and the consummation hereof; (d) Secretary's certificate of incumbency of the officers and directors of OIRAM; (e) OIRAM's unaudited financial statement to close of most recent fiscal quarter; and (f) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

9.6 Shareholder Approval of Merger, Directors, Other. This Acquisition Agreement and Plan of Reorganization, including the election of the new Director designated in paragraph 3.5 and approval of the prohibition against a reverse-split of shares discussed in paragraph 3.6 shall have been approved and adopted by the affirmative vote of a majority of the outstanding shares of OIRAM Common Shares entitled to vote thereon based on a properly prepared proxy statement.

9.7 Resignation Officers and Directors/Cancel Shares. The officers and directors of OIRAM shall have resigned any and all their positions as officers, directors, and employees of OIRAM and signed an agreement, acceptable to the OWNER, to cancel all but 250,000 of the OIRAM shares, in aggregate, held by such officers and directors and their associates.

9.8 Shareholder Approval of Name Change. A majority of the Shareholders of OIRAM will have elected to change the name of OIRAM to Encore Environmental Solutions, Inc. or such other name as may be requested by VONOESEN.

10. CONDITIONS PRECEDENT TO OBLIGATION OF OIRAM.

OIRAM's obligation to consummate this merger shall be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by OIRAM:

10.1 URBAN?s, Urban Owners?, and VONOESEN?s Representations and Warranties. The representations and warranties of URBAN, Urban Owners, and VONOESEN set forth herein shall be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

10.2 URBAN, Urban Owner, and VONOESEN Covenants. URBAN, Urban Owners, and VONOESEN shall have performed all covenants required by this Agreement to be performed by them on or before the Closing.

10.3 Board of Director Approval. This Agreement shall have been approved by the board of directors of URBAN.

10.4 Shareholder Execution. Exhibit I, OWNER Approval and Investor Qualification, substantially in the form attached hereto and incorporated herein by this reference shall have been executed by the each Urban Owner.

10.5 Supporting Documents. VONOESEN shall have delivered to OIRAM supporting documents in form and substance reasonably satisfactory to OIRAM to the effect that: (a) VONOESEN holds true and marketable title to the Urban Plant assets; (b) the Urban Plant?s assets are as set forth herein and such assets are unencumbered except as set forth herein; (c) Certified copies of the resolutions of the board of directors of URBAN authorizing the execution of this Agreement and the consummation hereof; (d) Approval of the Urban Owners of the liquidation of URBAN; and (e) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

10.6 Regulatory Approvals. URBAN and VONOESEN shall have received all Federal and state regulatory approvals required of them to complete the transactions contemplated by this Agreement.

10A. COVENANTS OF OIRAM AND OWNERS.

10A.1 Conduct of the Company. Except as specifically contemplated by this Agreement, OIRAM will: (a) conduct its business in the ordinary course in accordance with applicable laws and use its best efforts to preserve and maintain the properties, business and relationships with suppliers, customers, employees, agents and others having relationships with it; (b) not to take or omit to take or agree or commit to take or omit to take any action that would make any representation and warranty any action that would make any representation and warranty hereunder inaccurate in any material respect at, or as of any time prior to Closing and (c), not issue any Shares or other voting securities or any securities convertible or exchangeable into Shares or other voting securities or establish a record date for such purposes unless otherwise approved by their respective directors or shareholders, as the case may be.

10A.2 Non-competition. Each of the OIRAM Shareholders, URBAN, and VONOESEN shall not (and shall procure that none of their Affiliates shall) except with the prior written consent of the respective directors or shareholders of the other, as the case may be, during the term of this Agreement: (a) exploit develop, carry on or be engaged, concerned or interested, directly or indirectly, within whether as shareholder, director, partner, agent or otherwise, in carrying on any other business in competition (whether directly or indirectly) with the business of OIRAM or URBAN except through OIRAM or URBAN; (b) solicit or entice away from OIRAM or URBAN the customer of any person who shall at the time of the solicitation or enticement, or attempted solicitation or enticement, have been a customer, client, agent or correspondent of OIRAM or URBAN in the habit of dealing with OIRAM or URBAN at any time within the preceding two years; (c) solicit or entice away from OIRAM or URBAN, any person who is a Key Management Employee whether or not such person would thereby breach his contract of employment by reason of leaving the employment of OIRAM or OWNER; and (d) ensure that all permits and all extensions or renewals thereof relevant to the business of OIRAM or URBAN are awarded to or validly issued in the name of OIRAM or URBAN, as the case may be. While the restrictions aforesaid are considered by the parties to be reasonable in all the circumstances, it is agreed that if any one or more of such restrictions shall, either taken by itself or themselves together, be adjudged to go beyond what is reasonable, but would otherwise be reasonable if any particular restriction or restrictions were deleted or if any part or parts of the wording thereof were deleted, restricted or limited in a particular manner, then the restrictions shall apply with such deletions, restrictions or limitations, as the case may be.

10A.3 Affiliate Transactions. All transactions between OIRAM or URBAN, on the one hand, and any of their respective directors or shareholders or their Affiliates, on the other hand, will be on an arms' length basis on terms fair to OIRAM or URBAN (as the case may be) and at least as favorable as could have been obtained from unrelated third parties. The directors and shareholders of OIRAM and the URBAN shall cause their Affiliates to comply with the terms of this paragraph.

10A.4 Information; Assistance. OIRAM, URBAN, and VONOESEN will provide, and will cause their respective Affiliates to provide, and will cause their respective assistance required by the shareholders or which the shareholders may reasonably request to enable it to comply with all applicable laws.

11. INDEMNIFICATION.

11.1 Indemnification of OIRAM. URBAN and VONOESEN agree to indemnify OIRAM against any loss, damage, or expense (including reasonable attorney fees) suffered by OIRAM from (1) any breach by URBAN or VONOESEN of this Agreement or (2) any inaccuracy in or breach of any of the representations, warranties, or covenants by URBAN and VONOESEN herein; provided, however, that (a) OIRAM shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages, and expenses (including reasonable attorney fees) exceeding $5,000 in the aggregate and (b) OIRAM shall give notice of any claims hereunder within twelve months beginning on the date of the Closing. No loss, damage, or expense shall be deemed to have been sustained by OIRAM to the extent of insurance proceeds paid to, or tax benefits realizable by, OIRAM as a result of the event giving rise to such right to indemnification.

11.2 Indemnification of URBAN and VONOESEN. OIRAM agrees to indemnify URBAN and VONOESEN against any loss, damage, or expense (including reasonable attorney fees) suffered by OWNER from (1) any breach by OIRAM of this Agreement or (2) any inaccuracy in or breach of any of OIRAM's representations, warranties, or covenants herein; provided, however, that (a) URBAN and VONOESEN shall be entitled to assert rights of indemnification hereunder only if and to the extent that it suffers losses, damages, and expenses (including reasonable attorney fees) exceeding $15,000 in the aggregate and (b) URBAN and VONOESEN shall give notice of any claims hereunder within twelve months beginning on the date of the Closing. No loss, damage, or expense shall be deemed to have been sustained by URBAN or VONOESEN to the extent of insurance proceeds paid to, or tax benefits realizable by, URBAN or VONOESEN as a result of the event giving rise to such right to indemnification..

11.3 Defense of Claims. Upon obtaining knowledge thereof, the indemnified party shall promptly notify the indemnifying party of any claim that has given or could give rise to a right of indemnification under this Agreement. If the right of indemnification relates to a claim asserted by a third party against the indemnified party, the indemnifying party shall have the right to employ counsel acceptable to the indemnified party to cooperate in the defense of any such claim. As long as the indemnifying party is defending any such claim in good faith, the indemnified party will not settle such claim. If the indemnifying party does not elect to defend any such claim, the indemnified party shall have no obligation to do so.

12. TERMINATION.

This Agreement may be terminated: (1) by mutual consent in writing; or (2) by OIRAM or URBAN if there has been a material misrepresentation or material breach of any warranty or covenant by any other party.

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

Subject to Paragraph 11 hereof, the representations and warranties of OIRAM and URBAN, Urban Owners, and VONOESEN set out herein shall survive the Closing.

14. ARBITRATION SCOPE.

The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association. SITUS. The situs of arbitration shall be chosen by the party against whom arbitration is sought, provided only that arbitration shall be held at a place in the reasonable vicinity of such party's place of business or primary residence and shall be within the United States. The situs of counterclaims will be the same as the situs of the original arbitration. Any disputes concerning situs will be decided by the American Arbitration Association. APPLICABLE LAW. The law applicable to the arbitration and this agreement shall be that of the State of California, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator. DISCLOSURE AND DISCOVERY. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters that are the Subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law. The prevailing party in any such arbitration shall be entitled to the payment by the losing party of its reasonable costs and attorneys' fees. MEASURE OF DAMAGES. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages. COVENANT NOT TO SUE. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party. INTENTION. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

15. GENERAL PROVISIONS.

15.1 Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

15.2 Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

15.3 Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

15.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows: If to OIRAM, to: Kevin Nichols, 7011 South Brookshire Court, Spokane, WA 99223. If to URBAN, to Gary Von Oesen, 932 Heykoop Drive, Morristown, TN 37814.

15.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

15.6 Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

15.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

15.8 Effective Date. The effective date of this Agreement shall be September 10, 2001.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the effective date stated above.

OIRAM                                     URBAN

By /s/ Kevin Nichols                      By /s/ Gary Von Oesen
   -----------------                         ------------------
   Kevin Nichols, President                  Gary Von Oesen, President


URBAN OWNERS:

_
/s/ Charlene Mallard (Geiter)               /s/ Gene L. James
-----------------------------               -----------------
    Charlene Mallard (Geiter)                   Gene L. James

/s/ James and Betty Sue Chapman             /s/ James H. Hall III
-------------------------------             ---------------------
    James and Betty Sue Chapman                 James H. Hall III

/s/ M. Lee Garrison                         /s/ Claranetta Maxwell
-------------------                         ----------------------
    M. Lee Garrison                             Claranetta Maxwell

/s/ Karen Gibson                            /s/ Jerry L. and Rebecca S. Cope
----------------                            --------------------------------
    Karen Gibson                                Jerry L. and Rebecca S. Cope

/s/ ???                                     /s/ Brenda J. Carter
------------------------                    --------------------
World Capital Group, Inc.                       Brenda J. Carter
By: ???

/s/ Laura Crawford                          /s/ John B. Silcox
------------------                          ------------------
    Laura Crawford                              John B. Silcox

/s/ Calvin R. Sibert                        /s/ Joseph Pierce
--------------------                        -----------------
    Calvin R. Sibert                            Joseph Pierce

/s/ ???                                     /s/ Kirk and Jamie Biddle
-----------------------                     -------------------------
    Every Day, Inc.                             Kirk and Jamie Biddle
    By:

/s/ Debbie S. Acus                          /s/ ???
------------------                          --------------------
    Debbie S. Acus                          NEVA-G-CO.
                                            By: ???
/s/ Fred F. Wickman                         /s/ Lonnie Taylor
-------------------                         -----------------
    Fred F. Wickman                             Lonnie Taylor

/s/ Lorie D. Taylor                         /s/ Don and Mary Miller
-------------------                         -----------------------
    Lorie D. Taylor                             Don and Mary Miller

/s/ Tom W. Kahler                           /s/ John and Janet Humpherys
-----------------                           ----------------------------
    Tom W. Kahler                               John and Janet Humpherys

/s/ Jean Hurst                              /s/ Andrew Cope
--------------                              ---------------
    Jean Hurst                                  Andrew Cope

/s/ Kathleen Bell
-----------------
    Kathleen Bell


LIST OF EXHIBITS:

A. List of URBAN OWNERS, Urban Shares owned, and OIRAM Common Shares to be Exchanged
B. List of all Assets and Liabilities of URBAN
C. List of all Assets, Contracts, and Liabilities Associated with the Urban
     Plant
D. List of all Contracts of URBAN
E. Subscription Agreement to be signed by URBAN OWNERS
F. List of Material Contracts of OIRAM
G. List of Insurance held by OIRAM
H. List of OIRAM Personnel and Associated Compensation
I. List of Intangible Assets of OIRAM
J. List of Post-Acquisition Shareholding of Directors, Shareholders holding 5% or more of OIRAM and Key Management Employees of OIRAM.
K.  Appraisal(s) of Urban Plant